SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------



      Date of Report (Date of earliest event reported): September 10, 1999


                     TECHNICAL CHEMICALS AND PRODUCTS, INC.
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             (Exact name of registrant as specified in its charter)



                 0-25406                                65-0308922
                 -------                                ----------
         (Commission File Number)          (I.R.S. Employer Identification No.)



                    3341 S.W. 15th Street
                   Pompano Beach, Florida                     33069
                   ----------------------                     -----
           (Address of principal executive offices)         (Zip code)


Registrant's telephone number, including area code: 954/979-0400


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         Effective September 10, 1999, the Company's vice president and chief financial officer, Stuart R. Streger, resigned to become the chief operating officer at a privately-held company in Miami not involved in the medical diagnostics industry. Mr. Streger will continue to serve as an advisor and consultant to the Company to facilitate a smooth transition.

         Edmond Fee, the Company's controller and a Certified Public Accountant, will become interim chief financial officer.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: September 10, 1999                 TECHNICAL CHEMICALS & PRODUCTS, INC.



                                          By: /s/ Elliott Block, Ph.D.
                                          --------------------------------
                                               Elliott Block, Ph.D.
                                               Chief Executive Officer




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